UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

SPRINGFIELD COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-52945	52-2303874
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

360 Main Street P.O. Box 393 Washington, VA 22747
(Address of Principal Executive Office) (Zip Code)

540-675-3149
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Certain Officers and Directors

On October 8, 2008, the following individuals were elected by Springfield Company, Inc's board of directors to the following positions:

▪ Alain Morlot - Director, Chairman & CEO (Chief Executive Officer)

▪ Phillipe Balmette - Director - CSO (Chief Strategic Officer)

▪ Eric Tardiff - Director - CTO (Chief Technical Officer)

▪ Odile Pommerol - Director - CAO (Chief Administrative Officer)

▪ Juilen Penven - Director - CVO (Chief Visionary Officer)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Springfield Company, Inc.

Date: December 3, 2008	By:	/s/ Joseph Meuse
Joseph Meuse
	Title:	Director